Exhibit 99.1

REPAY Reports Fourth Quarter and Full Year 2023 Financial Results

Gross Profit Growth of 2% in Q4 and 6% Full Year 2023

Normalized Organic Gross Profit Growth1 of 13% in Q4 and 13% for Full Year 2023

Provides 2024 Outlook for Acceleration in Free Cash Flow Conversion

ATLANTA, February 29, 2024 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today reported financial results for its fourth quarter and full year ended December 31, 2023.

Fourth Quarter 2023 Financial Highlights

($ in millions)	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	YoY Change
Card payment volume	$6,611.8	$6,591.3	$6,254.4	$6,401.3	$6,421.0	(3%)
Revenue	72.7	74.5	71.8	74.3	76.0	5%
Gross profit (1)	57.8	56.6	54.9	56.7	58.7	2%
Net loss (2)	(8.2)	(27.9)	(5.3)	(6.5)	(77.7)	-
Adjusted EBITDA (3)	36.0	31.2	30.3	31.9	33.5	(7%)

(1)
Gross profit represents revenue less costs of services (exclusive of depreciation and amortization).
(2)
During the fourth quarter of 2023, Net loss was impacted by a $75.7 million goodwill impairment loss. Further information about this non-cash impairment loss can be found in our Annual Report on Form 10-K for the year ended December 31, 2023.
(3)
Adjusted EBITDA is a non-GAAP financial measure. See “Non-GAAP Financial Measures” and the reconciliation of Adjusted EBITDA to its most comparable GAAP measure provided below for additional information.

“We closed out the year seeing the continued demand from existing clients adopting more payment capabilities, and new clients demonstrating the need for our powerful payment technology. REPAY delivered solid performance in the fourth quarter, with normalized organic revenue and gross profit growth1 of 14% and 13%, respectively,” said John Morris, CEO of REPAY. We have become a one-stop platform to optimize payment streams and are consistently working to capture new payment flows while enhancing client relationships with many value-added services.”

Fourth Quarter 2023 Business Highlights

The Company's achievements in the quarter, including those highlighted below, reinforce management's belief in the ability of the Company to drive durable and sustained growth across REPAY's diversified business model.

•
13% year-over-year normalized organic gross profit growth1 in Q4
•
Consumer Payments organic gross profit growth1 of approximately 13% year-over-year
•
Business Payments normalized organic gross profit growth1 of approximately 25% year-over-year
•
Accelerated AP supplier network to over 261,000, an increase of over 60% year-over-year
•
Added five new integrated software partners to bring the total to 262 software relationships as of the end of the full year

1 Normalized organic revenue growth, organic gross profit growth and normalized organic gross profit growth are non-GAAP financial measures. See “Non-GAAP Financial Measures” and the reconciliation to their most comparable GAAP measure provided below for additional information.

•
Increased instant funding transactions by approximately 45% year-over-year in Q4 and 50% for the full year
•
The Company now serves over 276 Credit Unions, an increase of approximately 15% year-over-year

Segments

The Company reports its financial results based on two reportable segments.

Consumer Payments – The Consumer Payments segment provides payment processing solutions (including debit and credit card processing, Automated Clearing House (“ACH”) processing and other electronic payment acceptance solutions, as well as REPAY’s loan disbursement product) that enable its clients to collect payments and disburse funds to consumers and includes its clearing and settlement solutions (“RCS”). RCS is REPAY’s proprietary clearing and settlement platform through which it markets customizable payment processing programs to other ISOs and payment facilitators. The strategic vertical markets served by the Consumer Payments segment primarily include personal loans, automotive loans, receivables management, credit unions, mortgage servicing, consumer healthcare and diversified retail.

Business Payments – The Business Payments segment provides payment processing solutions (including accounts payable automation, debit and credit card processing, virtual credit card processing, ACH processing and other electronic payment acceptance solutions) that enable REPAY’s clients to collect or send payments to other businesses. The strategic vertical markets served within the Business Payments segment primarily include retail automotive, education, field services, governments and municipalities, healthcare, media, homeowner association management and hospitality.

Segment Card Payment Volume, Revenue, Gross Profit, and Gross Profit Margin

	Three Months Ended December 31,			Year Ended December 31,
($ in thousand)	2023 (Unaudited)	2022 (Unaudited)	% Change	2023	2022	% Change
Card payment volume
Consumer Payments	$5,361,683	$5,009,527	7%	$21,419,047	$20,156,495	6%
Business Payments	1,059,276	1,602,295	(34%)	4,248,916	5,482,359	(22%)
Total card payment volume	$6,420,959	$6,611,822	(3%)	$25,667,963	$25,638,854	0%
Revenue
Consumer Payments	$71,124	$64,300	11%	$275,708	$248,191	11%
Business Payments	9,850	12,334	(20%)	38,058	42,600	(11%)
Elimination of intersegment revenues	(4,987)	(3,961)		(17,139)	(11,564)
Total revenue	$75,987	$72,673	5%	$296,627	$279,227	6%
Gross profit (1)
Consumer Payments	$56,168	$53,090	6%	$216,096	$195,542	11%
Business Payments	7,545	8,648	(13%)	27,967	30,423	(8%)
Elimination of intersegment revenues	(4,987)	(3,961)		(17,139)	(11,564)
Total gross profit	$58,726	$57,777	2%	$226,924	$214,401	6%

Total gross profit margin (2)	77%	80%		77%	77%
(1)
Gross profit represents revenue less costs of services (exclusive of depreciation and amortization).
(2)
Gross profit margin represents total gross profit / total revenue.

2024 Outlook

“In 2024, we expect Adjusted EBITDA to grow faster than gross profit, and we also expect to reduce capital expenditures, leading to an acceleration of cash conversion,” said Tim Murphy, CFO of REPAY. “We expect Free Cash Flow Conversion to improve throughout 2024 as we realize the benefits from investments we’ve made in sales, product, and technology over the past several years. We have always focused on profitable growth, refining processes across the business where we can scale through automation while also maintaining investments towards innovation.”

REPAY expects the following financial results for full year 2024.

Full Year 2024 Outlook
Revenue	$314 - 320 million
Gross Profit	$245 - 250 million
Adjusted EBITDA	$139 - 142 million
Free Cash Flow Conversion	~ 60%

REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures, such as forecasted 2024 Adjusted EBITDA and Free Cash Flow Conversion, to the most directly comparable GAAP financial measure, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have a significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Conference Call

REPAY will host a conference call to discuss fourth quarter and full year 2023 financial results today, February 29, 2024 at 5:00 pm ET. Hosting the call will be John Morris, CEO, and Tim Murphy, CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13743368. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This report includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as loss on business disposition, non-cash change in fair value of contingent consideration, non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, loss on business disposition, non-cash charges and/or non-recurring charges, such as non-cash change in fair value of contingent consideration, non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, restructuring and other strategic initiative costs, other non-recurring charges, non-cash interest expense and net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of the outstanding units exchangeable for shares of Class A common stock) for the three months and years ended December 31, 2023 and 2022 (excluding shares subject to forfeiture). Normalized organic revenue growth is a non-GAAP financial measure that represents year-on-year revenue growth that excludes incremental revenue attributable to acquisitions, dispositions and REPAY’s media payments business related to the cyclical political media spending in the applicable prior period or any subsequent period. Organic gross profit growth is a non-GAAP financial measure that represents year-on-year gross profit growth that excludes incremental gross profit attributable to acquisitions and divestitures made in the applicable prior period or any subsequent period. Normalized organic gross profit growth is a non-GAAP financial measure that represents year-on-year organic gross profit growth that excludes incremental gross profit attributable to REPAY’s media payments business related to the cyclical political media spending in the applicable prior period or any subsequent period. Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures. Free Cash Flow Conversion represents Free Cash Flow divided by Adjusted EBITDA. REPAY believes that Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, normalized organic revenue growth, organic gross profit growth, normalized organic gross profit growth, Free Cash Flow and Free Cash Flow Conversion provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, net cash provided by operating activities, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled as the same or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider REPAY’s non-GAAP financial measures alongside other financial performance measures, including net income, net cash provided by operating activities and REPAY’s other financial results presented in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “should,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s 2024 outlook and other financial guidance, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and REPAY’s business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2023, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, general economic slowdown or recession; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for clients, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

ir@repay.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Consolidated Statements of Operations

	Three Months ended December 31,		Year ended December 31,
($ in thousands, except per share data)	2023 (Unaudited)	2022 (Unaudited)	2023	2022
Revenue	$75,987	$72,673	$296,627	$279,227
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$17,261	14,896	$69,703	$64,826
Selling, general and administrative	36,679	41,682	148,653	149,061
Depreciation and amortization	24,711	25,309	103,857	107,751
Change in fair value of contingent consideration	—	990	—	(3,300)
Loss on business disposition	—	—	10,027	—
Impairment loss	75,750	8,090	75,800	8,090
Total operating expenses	$154,401	$90,967	$408,040	$326,428
Loss from operations	$(78,414)	$(18,294)	$(111,413)	$(47,201)
Interest (expense) income, net	365	(1,117)	(1,048)	(4,245)
Change in fair value of tax receivable liability	(2,903)	11,390	(6,619)	66,871
Other (loss) income	(145)	(384)	(455)	(510)
Total other income (expense)	(2,683)	9,889	(8,122)	62,116
Income (loss) before income tax benefit (expense)	(81,097)	(8,405)	(119,535)	14,915
Income tax benefit (expense)	3,423	240	2,115	(6,174)
Net income (loss)	$(77,674)	$(8,165)	$(117,420)	$8,741
Net loss attributable to non-controlling interest	(4,387)	(1,493)	(6,930)	(4,095)
Net income (loss) attributable to the Company	$(73,287)	$(6,672)	$(110,490)	$12,836

Weighted-average shares of Class A common stock outstanding - basic	91,206,870	88,519,236	90,048,638	88,792,453
Weighted-average shares of Class A common stock outstanding - diluted	91,206,870	88,519,236	90,048,638	110,671,731

Income (loss) per Class A share - basic	$(0.80)	$(0.08)	$(1.23)	$0.14
Income (loss) per Class A share - diluted	$(0.80)	$(0.08)	$(1.23)	$0.12

Consolidated Balance Sheets

($ in thousands)	December 31, 2023	December 31, 2022
Assets
Cash and cash equivalents	$118,096	$64,895
Accounts receivable	36,017	33,544
Prepaid expenses and other	15,209	18,213
Total current assets	169,322	116,652

Property, plant and equipment, net	3,133	4,375
Restricted cash	26,049	28,668
Intangible assets, net	447,141	500,575
Goodwill	716,793	827,813
Operating lease right-of-use assets, net	8,023	9,847
Deferred tax assets	146,872	136,370
Other assets	2,500	2,500
Total noncurrent assets	1,350,511	1,510,148
Total assets	$1,519,833	$1,626,800

Liabilities
Accounts payable	$22,030	$21,781
Related party payable	—	1,000
Accrued expenses	32,906	29,016
Current operating lease liabilities	1,629	2,263
Current tax receivable agreement	580	24,454
Other current liabilities	318	3,593
Total current liabilities	57,463	82,107

Long-term debt	434,166	451,319
Noncurrent operating lease liabilities	7,247	8,295
Tax receivable agreement, net of current portion	188,331	154,673
Other liabilities	1,838	2,113
Total noncurrent liabilities	631,582	616,400
Total liabilities	$689,045	$698,507

Commitments and contingencies

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized, 92,220,494 issued and 90,803,984 outstanding as of December 31, 2023; 89,354,754 issued and 88,276,613 outstanding as of December 31, 2022	9	9
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of December 31, 2023 and 2022	—	—
Treasury stock, 1,416,510 and 1,078,141 shares as of December 31, 2023 and December 31, 2022, respectively	(12,528)	(10,000)
Additional paid-in capital	1,151,327	1,117,736
Accumulated other comprehensive loss	(3)	(3)
Accumulated deficit	(323,670)	(213,180)
Total Repay stockholders’ equity	815,135	894,562
Non-controlling interests	15,653	33,731
Total equity	$830,788	$928,293
Total liabilities and equity	$1,519,833	$1,626,800

Consolidated Statements of Cash Flows

	Year Ended December 31,
($ in thousands)	2023	2022
Cash flows from operating activities
Net income (loss)	$(117,420)	$8,741
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	103,857	107,751
Stock based compensation	22,156	20,255
Amortization of debt issuance costs	2,847	2,834
Loss on business disposition	10,027	—
Other loss	238	245
Fair value change in tax receivable agreement liability	6,619	(66,871)
Fair value change in contingent consideration	—	(3,300)
Impairment loss	75,800	8,090
Payments of contingent consideration in excess of acquisition date fair value	—	(8,896)
Deferred tax expense (benefit)	(3,594)	4,192
Change in accounts receivable	(3,986)	696
Change in prepaid expenses and other	2,936	(5,786)
Change in operating lease ROU assets	1,328	653
Change in accounts payable	(189)	1,698
Change in related party payable	—	(347)
Change in accrued expenses and other	3,890	2,197
Change in operating lease liabilities	(1,388)	(523)
Change in other liabilities	493	2,594
Net cash provided by operating activities	103,614	74,223

Cash flows from investing activities
Purchases of property and equipment	(733)	(3,176)
Purchases of intangible assets	(13,545)	(2,750)
Capitalized software development costs	(50,083)	(33,615)
Proceeds from sale of business, net of cash retained	40,273	—
Net cash used in investing activities	(24,088)	(39,541)

Cash flows from financing activities
Payments on long-term debt	(20,000)	—
Shares repurchased under Incentive Plan and ESPP	(1,891)	(2,657)
Treasury shares repurchased	(2,528)	(10,000)
Distributions to Members	(3,525)	(951)
Payments of contingent consideration up to acquisition date fair value	(1,000)	(3,851)
Net cash provided by (used in) financing activities	(28,944)	(17,459)

Increase (decrease) in cash, cash equivalents and restricted cash	50,582	17,223
Cash, cash equivalents and restricted cash at beginning of period	$93,563	$76,340
Cash, cash equivalents and restricted cash at end of period	$144,145	$93,563

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$1,024	$1,540

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Three Months Ended December 31, 2023 and 2022

(Unaudited)

	Three Months Ended December 31,
($ in thousands)	2023	2022
Revenue	$75,987	$72,673
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$17,261	$14,896
Selling, general and administrative	36,679	41,682
Depreciation and amortization	24,711	25,309
Change in fair value of contingent consideration	—	990
Impairment loss	75,750	8,090
Total operating expenses	$154,401	$90,967
Loss from operations	$(78,414)	$(18,294)
Other (expense) income
Interest (expense) income, net	365	(1,117)
Change in fair value of tax receivable liability	(2,903)	11,390
Other (loss) income	(145)	(384)
Total other income (expense)	(2,683)	9,889
Income (loss) before income tax benefit (expense)	(81,097)	(8,405)
Income tax benefit (expense)	3,423	240
Net income (loss)	$(77,674)	$(8,165)

Add:
Interest expense (income), net	(365)	1,117
Depreciation and amortization (a)	24,711	25,309
Income tax (benefit) expense	(3,423)	(240)
EBITDA	$(56,751)	$18,021

Non-cash change in fair value of contingent consideration (b)	—	990
Non-cash impairment loss (c)	75,750	8,090
Non-cash change in fair value of assets and liabilities (d)	3,778	(11,390)
Share-based compensation expense (e)	5,899	5,990
Transaction expenses (f)	921	2,877
Restructuring and other strategic initiative costs (g)	3,372	3,705
Other non-recurring charges (h)	520	7,599
Adjusted EBITDA	$33,489	$35,882

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Years Ended December 31, 2023 and 2022

(Unaudited)

	Year Ended December 31,
($ in thousands)	2023	2022
Revenue	$296,627	$279,227
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$69,703	$64,826
Selling, general and administrative	148,653	149,061
Depreciation and amortization	103,857	107,751
Change in fair value of contingent consideration	—	(3,300)
Loss on business disposition	10,027	—
Impairment loss	75,800	8,090
Total operating expenses	$408,040	$326,428
Loss from operations	$(111,413)	$(47,201)
Interest (expense) income, net	(1,048)	(4,245)
Change in fair value of tax receivable liability	(6,619)	66,871
Other (loss) income	(455)	(510)
Total other income (expense)	(8,122)	62,116
Income (loss) before income tax benefit (expense)	(119,535)	14,915
Income tax benefit (expense)	2,115	(6,174)
Net income (loss)	$(117,420)	$8,741

Add:
Interest expense (income), net	1,048	4,245
Depreciation and amortization (a)	103,857	107,751
Income tax (benefit) expense	(2,115)	6,174
EBITDA	$(14,630)	$126,911

Loss on business disposition (i)	10,027	—
Loss on extinguishment of debt (j)	—	—
Loss on termination of interest rate hedge (k)	—	—
Non-cash change in fair value of contingent consideration (b)	—	(3,300)
Non-cash impairment loss (c)	75,800	8,090
Non-cash change in fair value of assets and liabilities (d)	7,494	(66,871)
Share-based compensation expense (e)	22,156	20,532
Transaction expenses (f)	8,523	18,993
Restructuring and other strategic initiative costs (g)	11,908	7,870
Other non-recurring charges (h)	5,528	12,294
Adjusted EBITDA	$126,806	$124,519

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Three Months Ended December 31, 2023 and 2022

(Unaudited)

	Three Months Ended December 31,
($ in thousands)	2023	2022
Revenue	$75,987	$72,673
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$17,261	$14,896
Selling, general and administrative	36,679	41,682
Depreciation and amortization	24,711	25,309
Change in fair value of contingent consideration	—	990
Impairment loss	75,750	8,090
Total operating expenses	$154,401	$90,967
Loss from operations	$(78,414)	$(18,294)
Interest (expense) income, net	365	(1,117)
Change in fair value of tax receivable liability	(2,903)	11,390
Other (loss) income	(145)	(384)
Total other income (expense)	(2,683)	9,889
Income (loss) before income tax benefit (expense)	(81,097)	(8,405)
Income tax benefit (expense)	3,423	240
Net income (loss)	$(77,674)	$(8,165)

Add:
Amortization of acquisition-related intangibles (l)	20,969	19,549
Non-cash change in fair value of contingent consideration (b)	—	990
Non-cash impairment loss (c)	75,750	8,090
Non-cash change in fair value of assets and liabilities(d)	3,778	(11,390)
Share-based compensation expense (e)	5,899	5,990
Transaction expenses (f)	921	2,877
Restructuring and other strategic initiative costs (g)	3,372	3,705
Other non-recurring charges (h)	520	7,599
Non-cash interest expense (m)	712	712
Pro forma taxes at effective rate (n)	(7,906)	(8,157)
Adjusted Net Income	$26,341	$21,800

Shares of Class A common stock outstanding (on an as-converted basis) (o)	97,063,687	96,388,127
Adjusted Net Income per share	$0.27	$0.23

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Years Ended December 31, 2023 and 2022

(Unaudited)

	Year Ended December 31,
($ in thousands)	2023	2022
Revenue	$296,627	$279,227
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$69,703	$64,826
Selling, general and administrative	148,653	149,061
Depreciation and amortization	103,857	107,751
Change in fair value of contingent consideration	—	(3,300)
Loss on business disposition	10,027	—
Impairment loss	75,800	8,090
Total operating expenses	$408,040	$326,428
Loss from operations	$(111,413)	$(47,201)
Interest (expense) income, net	(1,048)	(4,245)
Change in fair value of tax receivable liability	(6,619)	66,871
Other (loss) income	(455)	(510)
Total other income (expense)	(8,122)	62,116
Income (loss) before income tax benefit (expense)	(119,535)	14,915
Income tax benefit (expense)	2,115	(6,174)
Net income (loss)	$(117,420)	$8,741

Add:
Amortization of acquisition-related intangibles (l)	81,642	89,473
Loss on business disposition (i)	10,027	—
Loss on extinguishment of debt (j)	—	—
Loss on extinguishment of interest rate hedge (k)	—	—
Non-cash change in fair value of contingent consideration (b)	—	(3,300)
Non-cash impairment loss (c)	75,800	8,090
Non-cash change in fair value of assets and liabilities (d)	7,494	(66,871)
Share-based compensation expense (e)	22,156	20,532
Transaction expenses (f)	8,523	18,993
Restructuring and other strategic initiative costs (g)	11,908	7,870
Other non-recurring charges (h)	5,528	12,294
Non-cash interest expense (m)	2,848	2,835
Pro forma taxes at effective rate (n)	(23,564)	(18,871)
Adjusted Net Income	$84,942	$79,786

Shares of Class A common stock outstanding (on an as-converted basis) (o)	96,850,559	96,684,629
Adjusted Net Income per share	$0.88	$0.83

Reconciliation of Operating Cash Flow to Free Cash Flow

For the Three Months and Years Ended December 31, 2023 and 2022

(Unaudited)

	Three Months ended December 31,		Year Ended December 31,
($ in thousands)	2023	2022	2023	2022
Net cash provided by operating activities	$34,863	$21,831	$103,614	$74,223
Capital expenditures
Cash paid for property and equipment	(183)	(553)	(733)	(3,176)
Capitalized software development costs	(12,893)	(7,383)	(50,083)	(33,615)
Total capital expenditures	(13,076)	(7,936)	(50,816)	(36,791)
Free cash flow	$21,787	$13,895	$52,798	$37,432

Free cash flow conversion (p)	65%	39%	42%	30%

Reconciliation of Revenue Growth to Organic Revenue Growth and Normalized Organic Revenue Growth

For the Year-over-Year Change Between the Three Months Ended December 31, 2023 and 2022

(Unaudited)

Q4 YoY Change
Total Revenue growth	5%
Less: Growth from acquisitions and dispositions	(5%)
Organic revenue growth (q)	10%
Less: Growth from contributions related to political media	(4%)
Normalized organic revenue growth (r)	14%

Reconciliation of Gross Profit Growth to Organic Gross Profit Growth and Normalized Organic Gross Profit Growth by Segment

For the Year-over-Year Change Between the Three Months Ended December 31, 2023 and 2022

(Unaudited)

	Consumer Payments	Business Payments	Total
Gross profit growth	6%	(13%)	2%
Less: Growth from acquisitions and dispositions	(7%)	—	(6%)
Organic gross profit growth (s)	13%	(13%)	8%
Less: Growth from contributions related to political media	—	(38%)	(5%)
Normalized organic gross profit growth (t)	13%	25%	13%

Reconciliation of Gross Profit Growth to Organic Gross Profit Growth and Normalized Organic Gross Profit Growth

For the Year-over-Year Change Between the Years Ended December 31, 2023 and 2022

(Unaudited)

FY 2023 YoY Change
Gross profit growth	6%
Less: Growth from acquisitions and dispositions	(4%)
Organic gross profit growth (s)	10%
Less: Growth from contributions related to political media	(3%)
Normalized organic gross profit growth (t)	13%

(a)
See footnote (l) for details on amortization and depreciation expenses.
(b)
Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
(c)
For the three months ended December 31, 2023, reflects non-cash goodwill impairment loss related to the Business Payments segment. In addition, for the year ended December 31, 2023, reflects non-cash impairment loss related to a trade name write-off of Media Payments. For the three months and the year ended December 31, 2022, reflects non-cash impairment loss related to trade names write-offs of BillingTree and Kontrol.
(d)
For the three months and year ended December 31, 2023, reflects the changes in management’s estimates of (i) the fair value of the liability relating to the Tax Receivable Agreement, and (ii) non-cash insurance reserve. For the three months and year ended December 31, 2022, reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement.
(e)
Represents compensation expense associated with equity compensation plans.
(f)
Primarily consists of (i) during the three months and year ended December 31, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software, and (ii) during the three months and year ended December 31, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix.
(g)
Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three months and years ended December 31, 2023 and 2022.
(h)
For the three months and year ended December 31, 2023, reflects payments made to third-parties in connection with an expansion of our personnel, franchise taxes and other non-income based taxes and one-time payments to certain partners. For the three months and year ended December 31, 2022, reflects one-time payments to certain clients and partners, payments made to third-parties in connection with a significant expansion of our personnel, franchise taxes and other non-income based taxes, other payments related to COVID-19 and non-cash rent expense. Beginning in the period ended December 31, 2023, no longer reflects non-cash rent expense.
(i)
Reflects the loss recognized related to the disposition of Blue Cow.
(j)
Reflects write-offs of debt issuance costs relating to Hawk Parent’s term loans.
(k)
Reflects realized loss of REPAY's interest rate hedging arrangement which terminated in conjunction with the repayment of Hawk Parent’s term loans.
(l)
For the three months and years ended December 31, 2023 and 2022, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of amortization expenses:

	Three months ended December 31,		Year ended December 31,
($ in thousands)	2023	2022	2023	2022
Acquisition-related intangibles	$20,969	$19,549	$81,642	$89,473
Software	3,150	5,067	19,789	15,921
Amortization	$24,119	$24,616	$101,431	$105,394
Depreciation	592	693	2,426	2,357
Total Depreciation and amortization (1)	$24,711	$25,309	$103,857	$107,751

(1)
Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(m)
Represents amortization of non-cash deferred debt issuance costs.
(n)
Represents pro forma income tax adjustment effect associated with items adjusted above.
(o)
Represents the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of outstanding Post-Merger Repay Units) for the three months and year ended December 31, 2023 and 2022. These numbers do not include any shares issuable upon conversion of the Company’s convertible senior notes due 2026. See the reconciliation of basic weighted average shares outstanding to the non-GAAP Class A common stock outstanding on an as-converted basis for each respective period below:

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Weighted average shares of Class A common stock outstanding - basic	91,206,870	88,519,236	90,048,638	88,792,453
Add: Non-controlling interests Weighted average Post-Merger Repay Units exchangeable for Class A common stock	5,856,817	7,868,891	6,801,921	7,892,176
Shares of Class A common stock outstanding (on an as-converted basis)	97,063,687	96,388,127	96,850,559	96,684,629

(p)
Represents Free Cash Flow divided by Adjusted EBITDA.
(q)
Represents year-on-year revenue growth that excludes incremental revenue attributable to acquisitions and dispositions made in the applicable prior period or any subsequent period.
(r)
Represents year-on-year organic revenue growth that excludes incremental revenue attributable to REPAY’s media payments business related to the cyclical political media spending associated with the 2022 mid-term elections in the applicable prior period or any subsequent period.
(s)
Represents year-on-year gross profit growth that excludes incremental gross profit attributable to acquisitions and dispositions made in the applicable prior period or any subsequent period.
(t)
Represents year-on-year organic gross profit growth that excludes incremental gross profit attributable to REPAY’s media payments business related to the cyclical political media spending associated with the 2022 mid-term elections in the applicable prior period or any subsequent period.